SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 11, 2006


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



        Delaware                        000-32551               23-3067904
----------------------------       ---------------------     -------------------
(State or Other Jurisdiction       (Commission File No.)       (IRS Employer
     of Incorporation)                                       Identification No.)


         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
         --------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


Company's telephone number                       61-3-8532-2860
Company's facsimile number                       61-3-8532-2805
Company's email address                          lgdi@axisc.com.au
                                                 -----------------
Company's website address                        www.lgdi.net

Item 8.01      Other Events

On September 11, 2006, the Company issued the attached press release in relation to a diamond exploration update




Item 9.01:  Financial Statement and Exhibits

99.1:  Press Release dated September 11, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LEGEND INTERNATIONAL HOLDINGS INC.
                                  (Company)

                                  By: /s/ Peter Lee
                                      ------------------------------------------
                                      Peter Lee
                                      Secretary



Dated: September 11, 2006